SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):  March 7, 1995



                      FREEPORT-McMoRan Copper & Gold Inc.


            Delaware                 1-9916                   74-2480931


        (State or other           (Commission               (IRS Employer
        jurisdiction of           File Number)              Identification
        incorporation or                                    Number)
        organization)

              1615 Poydras Street, New Orleans, Louisiana  70112

             Registrant's telephone number, including area code:
                                (504) 582-4000


                      Freeport-McMoRan Copper & Gold Inc.


Item 5.     Other Events.
            ------------

            Freeport-McMoRan Copper & Gold Inc. (FCX), Freeport-McMoRan Inc.
(FTX), The RTZ Corporation PLC (RTZ) and RTZ America Inc. (RTZ America) announced on March 7, 1995 that they have signed letters of intent whereby RTZ America may acquire over 18% of the outstanding common equity of FCX for up to approximately $875 million; FCX and subsidiaries of FCX will enter into joint venture arrangements with subsidiaries of RTZ pursuant to which RTZ's subsidiaries intend to invest up to $850 million on exploration and development projects on lands controlled by FCX's Indonesian subsidiaries and RTZ will acquire 25% of FCX's Spanish smelter operations.

Item 7.     Financial Statements and Exhibits.
            ---------------------------------

            (a)   Financial statements of business acquired.  Not applicable.

            (b)   Pro forma financial information.  Not applicable.

            (c)   Exhibits.  The exhibits to this report are listed in the
                  Exhibit Index appearing on page E-1 hereof.



                                   SIGNATURE
                                   ---------

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                    FREEPORT-McMoRan COPPER & GOLD INC.


                                    By:     /s/  John T. Eads
                                         ---------------------------------
                                                 John T. Eads
                                          Controller - Financial Reporting


Date:  March 7, 1995




                                 Exhibit Index
                                 -------------

                                                               Sequentially
                                                                 Numbered
Number     Exhibit                                                 Page
- ------     -------                                             ------------

 99.1      News Release dated March 7, 1995.
           Incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K of FCX dated March 7, 1995.



                                      E-1